NOTE 6 - INTANGIBLE ASSETS, NET: Schedule of estimated future amortization expense for Intangible Assets (Details)	Jun. 30, 2018 USD ($)
Details
2019	$ 66,640
2020	66,640
2021	66,640
2022	66,640
Thereafter	2,124,011
Total	$ 2,390,571